UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 5245

DREYFUS STRATEGIC MUNICIPALS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	09/30/12

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus Strategic
Municipals, Inc.

ANNUAL REPORT September 30, 2012

Dreyfus Strategic Municipals, Inc.

Protecting Your Privacy

Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.

  Information about your transactions with us, such as the purchase or sale of Fund shares.

  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC
PERSONAL INFORMATION WITH ANYONE, EXCEPT
AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statement of Cash Flows
30	Statement of Changes in Net Assets
31	Financial Highlights
33	Notes to Financial Statements
45	Report of Independent Registered Public Accounting Firm
46	Additional Information
50	Important Tax Information
50	Proxy Results
51	Board Members Information
54	Officers of the Fund
57	Officers and Directors
FOR MORE INFORMATION
Back Cover

Dreyfus
Strategic Municipals, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus Strategic Municipals, Inc. covers the 12-month period from October 1, 2011, through September 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

     The municipal bond market exhibited heightened volatility over the past year as prices rose and fell according to supply-and-demand factors and investors’ changing expectations of global and domestic economic conditions.While monthly variations in economic data have been pronounced, the longer-term pace of U.S. economic growth has been relatively consistent at about half the average rate achieved in prior recoveries. Even U.S. employment numbers, which have been volatile over short periods, averaged approximately 150,000 new jobs a month so far in 2012, roughly unchanged from the monthly average in 2011.

The sustained but subpar U.S. expansion appears likely to continue over the foreseeable future. On one hand, the economy has responded to a variety of stimulative measures, most notably an aggressively accommodative monetary policy. On the other hand, the prospect of automatic spending cuts and tax hikes scheduled for the end of 2012 has weighed on economic growth by contributing to a temporary postponement of spending decisions among consumers and businesses. Indeed, the ability of the U.S. political system to address both this “fiscal cliff” and long-term deficit reduction could go a long way toward shaping the 2013 market environment. As always, we urge you to speak regularly with your financial advisor to discuss how changing economic conditions may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2011, through September 30, 2012, as provided by Daniel Barton and Steven Harvey, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2012, Dreyfus Strategic Municipals, Inc. achieved a total return of 18.18% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.59 per share, which reflects a distribution rate of 5.87%.2

Falling long-term interest rates and favorable supply-and-demand dynamics supported municipal bond prices over the reporting period.The fund particularly benefited from its focus on longer-term maturities and an emphasis on revenue-backed bonds over their general obligation counterparts.

The Fund’s Investment Approach

The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its net assets in municipal obligations. Generally, the fund invests at least 50% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and in the two highest-rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having or deemed to have maturities of less than one year.

To this end, portfolio construction focuses on income opportunities, through analysis of each bond’s structure, including paying close attention to each bond’s yield, maturity and early redemption features.When making new investments, we focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting. We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.We actively trade among various sectors, such as escrowed, general obligation and revenue, based on their apparent relative values.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Supply-and-Demand Dynamics Supported Municipal Bonds

Although macroeconomic concerns in the fall of 2011 and the spring of 2012 sparked heightened volatility in most financial markets, municipal bonds generally remained strong during the reporting period, in part due to falling long-term interest rates stemming from quantitative easing and other stimulative measures by the Federal Reserve Board.

Municipal bond prices also responded positively to robust demand as investors sought competitive levels of after-tax income in a low interest-rate environment. Meanwhile, new issuance volumes remained relatively low when political pressure led to less borrowing for capital projects, and municipalities primarily issued new bonds to refinance older debt, resulting in a net decrease in the supply of tax-exempt securities. In this constructive environment, lower-rated and longer maturity municipal bonds that had been punished earlier in 2011 led the market higher, while highly rated and shorter-term securities generally lagged market averages.

From a credit-quality perspective, a number of state governments have taken the difficult steps necessary to reduce or eliminate budget deficits, and a few have achieved surpluses. Although the market encountered scattered credit defaults in some localities during the reporting period, we believe they are isolated cases in which the problems leading to insolvency are specific to each issuer.

Lower-Rated Municipal Bonds Buoyed Relative Performance

The fund benefited from overweighted exposure to bonds with credit ratings below investment grade, which performed better than market averages during the reporting period. Moreover, we maintained a focus on higher yielding revenue-backed municipal bonds and a corresponding de-emphasis on lower yielding general obligation bonds. The fund received especially robust contributions to relative performance from overweighted exposure to municipal bonds backed by revenues from hospitals, industrial development projects, and the states’ settlement of litigation with U.S. tobacco companies.

The fund’s performance also was helped by a relatively long duration posture as we favored long-term municipal bonds at a time when yields fell at the longer end of the market’s maturity spectrum. Finally, our leveraging strategy proved effective in the rallying market, enhancing the fund’s total return.

Disappointments during the reporting period were relatively limited, concentrated mainly among higher quality, lower yielding market segments, such as higher-rated securities backed by revenues from essential municipal services. In addition, municipal bonds from Puerto Rico, which are exempt from federal and all state income taxes, lost a degree of value due to intensifying concerns regarding the long-term solvency of the U.S. territory’s pension system.

Adjusting to Richer Valuations

We have been encouraged by recently improved data, but the U.S. economy remains vulnerable to unexpected shocks and uncertainty regarding future fiscal policies. In addition, higher yielding and longer-maturity bonds have become more richly valued after recent rallies. Consequently, while we have continued to favor revenue-backed municipal bonds over their general obligation counterparts, we remain watchful for opportunities to capture better relative values, and we are prepared to adjust the fund’s strategies accordingly.

October 15, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until May 31,
2013, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s return would have been lower.
2 Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

The Fund	5

SELECTED INFORMATION

September 30, 2012 (Unaudited)

Market Price per share September 30, 2012	10.02
Shares Outstanding September 30, 2012	61,677,040
New York Stock Exchange Ticker Symbol	LEO

MARKET PRICE (NEW YORK STOCK EXCHANGE)
		Fiscal Year Ended September 30, 2012
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
High	$8.90	$9.30	$9.59	$10.02
Low	8.29	8.65	9.03	9.29
Close	8.89	9.12	9.40	10.02

PERCENTAGE GAIN (LOSS) based on change in Market Price*
September 23, 1987 (commencement of operations)
through September 30, 2012	479.65%
October 1, 2002 through September 30, 2012	93.40
October 1, 2007 through September 30, 2012	61.13
October 1, 2011 through September 30, 2012	25.98
January 1, 2012 through September 30, 2012	18.36
April 1, 2012 through September 30, 2012	13.47
July 1, 2012 through September 30, 2012	8.31

NET ASSET VALUE PER SHARE
September 23, 1987 (commencement of operations)	$9.32
September 30, 2011	8.41
December 31, 2011	8.55
March 31, 2012	8.81
June 30, 2012	8.99
September 30, 2012	9.31

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value*
September 23, 1987 (commencement of operations)
through September 30, 2012	477.20%
October 1, 2002 through September 30, 2012	93.68
October 1, 2007 through September 30, 2012	43.47
October 1, 2011 through September 30, 2012	18.18
January 1, 2012 through September 30, 2012	14.23
April 1, 2012 through September 30, 2012	9.03
July 1, 2012 through September 30, 2012	5.11

*	With dividends reinvested.

STATEMENT OF INVESTMENTS
September 30, 2012

Long-Term Municipal	Coupon	Maturity	Principal
Investments—148.1%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—.7%
Jefferson County,
Limited Obligation
School Warrants	5.25	1/1/17	2,020,000		2,021,151
Jefferson County,
Limited Obligation
School Warrants	5.00	1/1/24	2,000,000		1,966,900
Alaska—1.7%
Northern Tobacco Securitization
Corporation of Alaska, Tobacco
Settlement Asset-Backed Bonds	5.00	6/1/46	12,190,000		9,885,968
Arizona—6.5%
Apache County Industrial
Development Authority, PCR
(Tucson Electric Power
Company Project)	4.50	3/1/30	4,000,000		4,200,560
Arizona Housing Finance Authority,
SFMR (Mortgage-Backed
Securities Program)
(Collateralized: FHLMC,
FNMA and GNMA)	5.55	12/1/41	4,115,000		4,422,061
Barclays Capital Municipal Trust
Receipts (Salt River Project
Agricultural Improvement and
Power District, Salt River Project
Electric System Revenue)	5.00	1/1/38	17,210,000	[a,b]	19,750,884
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	6.25	7/1/38	5,000,000		5,297,100
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	3,410,000		3,264,529
Salt Verde Financial Corporation,
Senior Gas Revenue	5.00	12/1/37	500,000		550,145
California—17.9%
Barclays Capital Municipal Trust
Receipts (Los Angeles
Department of Airports,
Senior Revenue (Los Angeles
International Airport))	5.00	5/15/31	5,247,500	[a,b]	6,080,465

The Fund	7

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California,
GO (Various Purpose)	5.75	4/1/31	10,800,000		12,856,860
California,
GO (Various Purpose)	6.50	4/1/33	10,000,000		12,501,300
California,
GO (Various Purpose)	6.00	11/1/35	7,500,000		9,160,575
California State Public Works
Board, LR (The Regents of
the University of California)
(Various University of
California Projects)	5.00	4/1/34	3,495,000		3,865,225
California Statewide Communities
Development Authority, Revenue
(Bentley School)	7.00	7/1/40	2,090,000		2,274,463
California Statewide Communities
Development Authority, Revenue
(Bentley School)	0.00	7/1/50	5,910,000	[c]	255,253
California Statewide Communities
Development Authority, Student
Housing Revenue (CHF-Irvine,
LLC-UCI East Campus
Apartments, Phase II)	5.75	5/15/32	2,000,000		2,157,020
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/27	2,000,000		1,752,500
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds
(Prerefunded)	7.80	6/1/13	7,000,000	[d]	7,357,280
JPMorgan Chase Putters/Drivers
Trust (California Educational
Facilities Authority, Revenue
(University of Southern California))	5.25	10/1/16	10,100,000	[a,b]	11,893,255
Los Angeles Department of
Water and Power,
Water System Revenue	5.00	7/1/43	5,000,000		5,815,050

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Sacramento County,
Airport System Subordinate
and Passenger Facility
Charges Grant Revenue	6.00	7/1/35	6,250,000		7,247,000
San Buenaventura,
Revenue (Community Memorial
Health System)	7.50	12/1/41	2,000,000		2,479,100
San Diego Public Facilities
Financing Authority, Senior
Sewer Revenue	5.25	5/15/34	2,500,000		2,887,025
Sonoma-Marin Area Rail Transit
District, Measure Q Sales
Tax Revenue	5.00	3/1/27	4,000,000		4,818,240
Tobacco Securitization Authority
of Southern California, Tobacco
Settlement Asset-Backed Bonds
(San Diego County Tobacco Asset
Securitization Corporation)	5.00	6/1/37	7,300,000		5,866,572
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.88	1/1/29	3,500,000		4,194,820
Colorado—2.8%
Beacon Point Metropolitan
District, GO	6.25	12/1/35	2,000,000		2,026,140
Colorado Educational and Cultural
Facilities Authority, Charter
School Revenue (American
Academy Project)	8.00	12/1/40	3,500,000		4,327,960
Colorado Health Facilities
Authority, Revenue (Catholic
Health Initiatives)	5.00	2/1/41	6,000,000		6,575,460
Colorado Housing and Finance
Authority, Single Family
Program Senior and Subordinate
Bonds (Collateralized; FHA)	6.60	8/1/32	795,000		850,062
Southlands Metropolitan District
Number 1, GO (Prerefunded)	7.13	12/1/14	2,000,000	[d]	2,292,000

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Delaware—1.0%
Delaware Economic Development
Authority, Exempt Facility Revenue
(Indian River Power LLC Project)	5.38	10/1/45	5,000,000	5,481,500
Florida—6.5%
Citizens Property Insurance
Corporation, Personal Lines
Account/Commercial
Lines Account Senior
Secured Revenue	5.00	6/1/22	5,465,000	6,377,710
Clearwater,
Water and Sewer Revenue	5.25	12/1/39	5,000,000	5,726,350
Greater Orlando Aviation
Authority, Airport
Facilities Revenue	6.25	10/1/20	8,000,000	9,968,320
Mid-Bay Bridge Authority,
Springing Lien Revenue	7.25	10/1/34	6,000,000	7,664,160
Saint Johns County Industrial
Development Authority, Revenue
(Presbyterian Retirement
Communities Project)	6.00	8/1/45	6,500,000	7,281,300
Georgia—7.1%
Atlanta,
Airport General Revenue	5.00	1/1/26	5,000,000	5,650,300
Atlanta,
Water and Wastewater Revenue	6.00	11/1/27	6,000,000	7,424,940
Atlanta,
Water and Wastewater Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	11/1/34	4,000,000	4,591,600
Brooks County Development
Authority, Senior Health and
Housing Facilities Revenue
(Presbyterian Home, Quitman,
Inc.) (Collateralized; GNMA)	5.70	1/20/39	4,445,000	4,688,897
DeKalb County Hospital Authority,
RAC (DeKalb Medical
Center, Inc. Project)	6.13	9/1/40	7,765,000	9,027,667

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Georgia (continued)
Fulton County Development
Authority, Revenue
(Georgia Tech North
Avenue Apartments
Project) (Insured; XLCA)	5.00	6/1/32	2,300,000	2,479,883
Georgia Higher Education
Facilities Authority, Revenue
(USG Real Estate Foundation I,
LLC Project) (Insured; Assured
Guaranty Municipal Corp.)	5.63	6/15/38	6,000,000	6,663,000
Hawaii—.9%
Hawaii Department of Budget and
Finance, Special Purpose
Revenue (Hawai’i Pacific
Health Obligated Group)	5.75	7/1/40	4,415,000	4,961,710
Idaho—.9%
Power County Industrial
Development Corporation, SWDR
(FMC Corporation Project)	6.45	8/1/32	5,000,000	5,008,850
Illinois—4.1%
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)	5.63	1/1/35	5,000,000	5,895,450
Chicago,
Sales Tax Revenue	5.25	1/1/38	3,500,000	4,057,130
Greater Chicago Metropolitan Water
Reclamation District, GO
Capital Improvement
Limited Tax Bonds	5.00	12/1/32	7,500,000	8,836,575
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	6.00	6/1/28	4,000,000	4,721,080
Indiana—2.4%
Indiana Finance Authority,
Educational Facilities Revenue
(Butler University Project)	5.00	2/1/32	2,110,000	2,278,990

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Indiana (continued)
Indiana Finance Authority,
Midwestern Disaster Relief
Revenue (Ohio Valley Electric
Corporation Project)	5.00	6/1/39	5,000,000		5,238,000
Indiana Finance Authority,
Revenue (Marquette Project)	5.00	3/1/39	1,400,000		1,441,846
Indianapolis Local Public
Improvement Bond Bank, Revenue
(Indianapolis Airport Authority
Project) (Insured; AMBAC)	5.00	1/1/36	4,500,000		4,710,510
Iowa—.3%
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	5.60	6/1/34	2,000,000		1,866,800
Kansas—.2%
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed Securities
Program) (Collateralized:
FNMA and GNMA)	5.70	12/1/35	1,040,000		1,097,418
Kentucky—.5%
Louisville/Jefferson County Metro
Government, Health Facilities
Revenue (Jewish Hospital and
Saint Mary’s HealthCare, Inc.
Project) (Prerefunded)	6.13	2/1/18	2,300,000	[d]	2,934,593
Louisiana—2.2%
Jefferson Parish Hospital Service
District Number 2, HR (East
Jefferson General Hospital)	6.25	7/1/31	3,000,000		3,556,530
Lakeshore Villages Master
Community Development
District, Special
Assessment Revenue	5.25	7/1/17	2,979,000	[e]	1,192,107
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Westlake
Chemical Corporation Projects)	6.75	11/1/32	7,000,000		7,902,580

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maine—.7%
Maine Health and Higher
Educational Facilities Authority,
Revenue (MaineGeneral
Medical Center Issue)	7.50	7/1/32	3,000,000		3,757,770
Maryland—1.2%
Maryland Economic Development
Corporation, Senior Student
Housing Revenue (University of
Maryland, Baltimore Project)	5.75	10/1/33	4,590,000		3,570,561
Maryland Economic Development
Corporation, Student Housing
Revenue (University of
Maryland, College Park
Project) (Prerefunded)	6.50	6/1/13	3,000,000	[d]	3,127,530
Massachusetts—9.7%
Barclays Capital Municipal Trust
Receipts (Massachusetts Health
and Educational Facilities
Authority, Revenue
(Massachusetts Institute of
Technology Issue))	5.00	7/1/38	13,110,000	[a,b]	15,255,320
JPMorgan Chase Putters/Drivers
Trust (Massachusetts,
Consolidated Loan)	5.00	4/1/19	8,600,000	[a,b]	10,431,714
JPMorgan Chase Putters/Drivers
Trust (Massachusetts Development
Finance Agency, Revenue
(Harvard University Issue))	5.25	2/1/34	10,000,000	[a,b]	12,214,500
Massachusetts Development Finance
Agency, Revenue (Partners
HealthCare System Issue)	5.00	7/1/36	5,000,000		5,660,000
Massachusetts Health and
Educational Facilities
Authority, Revenue (Suffolk
University Issue)	6.25	7/1/30	5,500,000		6,440,830
Massachusetts Industrial Finance
Agency, RRR (Ogden
Haverhill Project)	5.60	12/1/19	6,000,000		6,029,400

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Michigan—9.5%
Charyl Stockwell Academy,
COP	5.90	10/1/35	2,580,000		2,382,062
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.00	7/1/27	2,500,000		3,006,550
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.50	7/1/33	5,700,000		7,192,431
Detroit,
Water Supply System Senior
Lien Revenue	5.00	7/1/31	3,000,000		3,186,600
Detroit School District,
School Building and Site
Improvement Bonds
(GO—Unlimited Tax) (Insured;
FGIC) (Prerefunded)	5.00	5/1/13	3,930,000	[d]	4,041,140
Detroit Water and Sewerage
Department, Senior Lien Sewage
Disposal System Revenue	5.25	7/1/39	2,000,000		2,144,220
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.00	7/1/35	2,930,000		3,072,808
Michigan Hospital Finance
Authority, HR (Henry Ford
Health System)	5.63	11/15/29	5,000,000		5,772,550
Michigan Strategic Fund,
LOR (The Detroit Edison
Company Exempt Facilities
Project) (Insured; XLCA)	5.25	12/15/32	3,000,000		3,010,590
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	10,400,000		10,399,584
Royal Oak Hospital
Finance Authority, HR
(William Beaumont Hospital
Obligated Group)	8.25	9/1/39	5,500,000		7,106,715

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Michigan (continued)
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne County
Airport) (Insured; National
Public Finance Guarantee Corp.)	5.00	12/1/34	3,435,000	3,519,295
Minnesota—2.1%
Dakota County Community
Development Agency, SFMR
(Mortgage-Backed Securities
Program) (Collateralized:
FHLMC, FNMA and GNMA)	5.15	12/1/38	1,006,041	1,042,027
Dakota County Community
Development Agency, SFMR
(Mortgage-Backed Securities
Program) (Collateralized:
FHLMC, FNMA and GNMA)	5.30	12/1/39	1,095,040	1,167,138
Minneapolis,
Health Care System Revenue
(Fairview Health Services)
(Insured; Assured Guaranty
Municipal Corp.)	6.50	11/15/38	5,000,000	6,212,950
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	5.15	11/15/20	3,310,000	3,480,498
Mississippi—2.7%
Mississippi Business Finance
Corporation, PCR (System
Energy Resources, Inc. Project)	5.88	4/1/22	9,310,000	9,338,861
Mississippi Development Bank,
Special Obligation Revenue
(Magnolia Regional Health
Center Project)	6.50	10/1/31	5,000,000	5,981,600
Missouri—.4%
Missouri Development Finance
Board, Infrastructure Facilities
Revenue (Independence,
Crackerneck Creek Project)	5.00	3/1/28	2,000,000	2,058,520

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Nevada—1.0%
Clark County,
Passenger Facility Charge
Revenue (Las Vegas-McCarran
International Airport)	5.00	7/1/30	5,000,000		5,628,550
New Hampshire—.9%
New Hampshire Industrial
Development Authority, PCR
(Connecticut Light and Power
Company Project)	5.90	11/1/16	5,000,000		5,002,100
New Jersey—4.3%
New Jersey Economic Development
Authority, Cigarette Tax
Revenue (Prerefunded)	5.75	6/15/14	5,500,000	[d]	6,014,910
New Jersey Economic Development
Authority, Special Facility
Revenue (Continental
Airlines, Inc. Project)	5.13	9/15/23	3,000,000		3,058,980
New Jersey Higher Education
Student Assistance Authority,
Student Loan Revenue (Insured;
Assured Guaranty Municipal Corp.)	6.13	6/1/30	5,000,000		5,600,300
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/23	2,455,000		2,370,008
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/41	5,500,000		4,594,260
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	7.00	6/1/13	3,140,000	[d]	3,284,220
New Mexico—1.5%
Farmington,
PCR (Public Service Company of
New Mexico San Juan Project)	5.90	6/1/40	7,000,000		7,831,810

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Mexico (continued)
New Mexico Mortgage Finance
Authority, Single Family
Mortgage Program Revenue
(Collateralized: FHLMC,
FNMA and GNMA)	6.15	7/1/35	570,000		608,361
New York—11.4%
Barclays Capital Municipal Trust
Receipts (New York City Municipal
Water Finance Authority, Water
and Sewer System General
Resolution Revenue)	5.00	6/15/39	20,000,000	[a,b]	22,694,800
Barclays Capital Municipal Trust
Receipts (New York City
Transitional Finance Authority,
Future Tax Secured
Subordinate Revenue)	5.50	11/1/27	5,000,000	[a,b]	6,307,700
JPMorgan Chase Putters/Drivers
Trust (New York City
Transitional Finance Authority,
Future Tax Secured
Subordinate Revenue)	5.25	11/1/18	5,000,000	[a,b]	6,125,900
Metropolitan Transportation
Authority, Transportation Revenue	5.00	11/1/28	2,500,000		2,962,425
New York City Educational
Construction Fund, Revenue	6.50	4/1/27	4,490,000		5,781,234
New York City Industrial
Development Agency, PILOT
Revenue (Yankee Stadium
Project) (Insured; Assured
Guaranty Municipal Corp.)	7.00	3/1/49	5,000,000		6,146,600
New York City Transitional Finance
Authority, Future Tax Secured
Subordinate Revenue	5.00	11/1/38	10,000,000		11,568,000
New York State Dormitory
Authority, Revenue (Orange
Regional Medical Center
Obligated Group)	6.13	12/1/29	1,625,000		1,799,070

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Port Authority of New York and
New Jersey, Special Project
Bonds (JFK International Air
Terminal LLC Project)	6.00	12/1/36	2,000,000		2,348,340
Ohio—4.1%
Buckeye Tobacco Settlement
Financing Authority, Tobacco
Settlement Asset-Backed Bonds	5.88	6/1/30	3,000,000		2,486,940
Buckeye Tobacco Settlement
Financing Authority, Tobacco
Settlement Asset-Backed Bonds	5.88	6/1/47	2,300,000		1,861,482
Butler County,
Hospital Facilities Revenue
(UC Health)	5.50	11/1/40	3,500,000		3,894,275
Canal Winchester Local School District,
School Facilities Construction
and Improvement and Advance
Refunding Bonds (GO—Unlimited Tax)
(Insured; National Public Finance
Guarantee Corp.)	0.00	12/1/29	3,955,000	[c]	2,052,764
Canal Winchester Local School District,
School Facilities Construction and
Improvement and Advance Refunding
Bonds (GO—Unlimited Tax) (Insured;
National Public Finance
Guarantee Corp.)	0.00	12/1/31	3,955,000	[c]	1,852,403
Ohio Air Quality Development
Authority, Air Quality Revenue
(Ohio Valley Electric
Corporation Project)	5.63	10/1/19	1,900,000		2,214,431
Port of Greater Cincinnati
Development Authority, Tax
Increment Development Revenue
(Fairfax Village Red Bank
Infrastructure Project)	5.63	2/1/36	3,000,000	[b]	2,546,880
Toledo-Lucas County Port
Authority, Airport Revenue
(Baxter Global Project)	6.25	11/1/13	1,500,000		1,505,385

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Ohio (continued)
Toledo-Lucas County Port
Authority, Special Assessment
Revenue (Crocker Park Public
Improvement Project)	5.38	12/1/35	5,000,000		5,132,250
Oregon—.6%
Warm Springs Reservation
Confederated Tribes,
Hydroelectric Revenue (Pelton
Round Butte Project)	6.38	11/1/33	3,300,000		3,494,469
Pennsylvania—1.3%
JPMorgan Chase Putters/Drivers
Trust (Geisinger Authority,
Health System Revenue
(Geisinger Health System))	5.13	6/1/35	3,000,000	[a,b]	3,382,230
Philadelphia,
GO	6.50	8/1/41	3,550,000		4,349,709
Rhode Island—1.1%
Rhode Island Health and
Educational Building
Corporation, Hospital
Financing Revenue (Lifespan
Obligated Group Issue)
(Insured; Assured Guaranty
Municipal Corp.)	7.00	5/15/39	5,000,000		6,073,800
South Carolina—4.1%
Barclays Capital Municipal Trust
Receipts (Columbia, Waterworks
and Sewer System Revenue)	5.00	2/1/40	10,000,000	[a,b]	11,525,700
South Carolina Public Service
Authority, Revenue Obligations	5.50	1/1/38	10,000,000		11,905,000
Tennessee—3.4%
Barclays Capital Municipal Trust
Receipts (Rutherford County
Health and Educational
Facilities Board, Revenue
(Ascension Health Senior
Credit Group))	5.00	11/15/40	10,000,000	[a,b]	11,108,800

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Tennessee (continued)
Metropolitan Government of
Nashville and Davidson County
Health and Educational
Facilities Board, Revenue
(The Vanderbilt University)	5.50	10/1/34	7,000,000		8,364,720
Texas—12.8%
Barclays Capital Municipal Trust
Receipts (Leander Independent
School District, Unlimited Tax
School Building Bonds
(Permanent School Fund
Guarantee Program))	5.00	8/15/40	8,510,000	[a,b]	9,552,007
Clifton Higher Education Finance
Corporation, Education Revenue
(Uplift Education)	6.00	12/1/30	2,500,000		2,885,125
Dallas and Fort Worth,
Joint Improvement Revenue
(Dallas/Fort Worth
International Airport)	5.00	11/1/42	3,500,000		3,785,250
Dallas and Fort Worth,
Joint Revenue (Dallas/Fort
Worth International Airport)
(Insured; National Public
Finance Guarantee Corp.)	6.25	11/1/28	1,240,000		1,240,521
Dallas Area Rapid Transit,
Senior Lien Sales Tax Revenue	5.25	12/1/48	10,000,000		11,603,200
Gulf Coast Industrial Development
Authority, SWDR (CITGO
Petroleum Corporation Project)	4.88	5/1/25	1,000,000		1,007,170
Harris County Health Facilities
Development Corporation, HR
(Memorial Hermann
Healthcare System)	7.25	12/1/35	2,000,000		2,511,040
Houston,
Combined Utility System First
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	6.00	11/15/36	5,000,000		6,081,750
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.75	1/1/40	10,300,000		11,898,251

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	5,500,000		6,076,785
Pasadena Independent School
District, Unlimited Tax
School Building Bonds
(Permanent School Fund
Guarantee Program)	5.00	2/15/31	3,175,000		3,860,165
Sam Rayburn Municipal Power
Agency, Power Supply
System Revenue	5.75	10/1/21	6,000,000		6,002,760
Texas Department of Housing
and Community Affairs,
Home Mortgage Revenue
(Collateralized: FHLMC,
FNMA and GNMA)	13.30	7/2/24	450,000	[f]	473,202
Texas Turnpike Authority,
Central Texas Turnpike System
Revenue (Insured; AMBAC)	5.75	8/15/38	7,100,000		7,158,433
Virginia—4.7%
Barclays Capital Municipal Trust
Receipts (Virginia Small
Business Financing Authority,
Health Care Facilities Revenue
(Sentara Healthcare))	5.00	11/1/40	10,000,000	[a,b]	11,087,100
Virginia Commonwealth
Transportation Board,
Transportation Capital
Projects Revenue	5.00	5/15/21	8,565,000		10,881,490
Virginia Commonwealth
Transportation Board,
Transportation Capital
Projects Revenue	5.00	5/15/22	3,840,000		4,917,658
Washington—4.7%
Barclays Capital Municipal Trust
Receipts (King County,
Limited Tax GO (Payable
from Sewer Revenues))	5.13	1/1/33	10,000,000	[a,b]	11,809,400
Barclays Capital Municipal Trust
Receipts (King County,
Sewer Revenue)	5.00	1/1/29	3,998,716	[a,b]	4,738,676

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Washington (continued)
Washington Health Care Facilities
Authority, Mortgage Revenue
(Highline Medical Center)
(Collateralized; FHA)	6.25	8/1/36	5,975,000	7,009,930
Washington Higher Education
Facilities Authority, Revenue
(Seattle University Project)
(Insured; AMBAC)	5.25	11/1/37	3,000,000	3,261,030
West Virginia—.8%
The County Commission of Harrison
County, SWDR (Allegheny Energy
Supply Company, LLC Harrison
Station Project)	5.50	10/15/37	2,000,000	2,106,880
West Virginia Water Development
Authority, Water Development
Revenue (Insured; AMBAC)	6.38	7/1/39	2,250,000	2,282,153
Wisconsin—1.1%
Public Finance Agency,
Senior Airport Facilities
Revenue (Transportation
Infrastructure Properties, LLC
Obligated Group)	5.00	7/1/42	4,000,000	4,030,440
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	6.40	4/15/33	2,000,000	2,033,360
Wyoming—1.0%
Wyoming Municipal Power
Agency, Power Supply
System Revenue	5.50	1/1/33	2,360,000	2,646,740
Wyoming Municipal Power
Agency, Power Supply
System Revenue	5.38	1/1/42	2,750,000	3,021,150

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related—7.3%
Guam,
LOR (Section 30)	5.75	12/1/34	2,000,000	2,252,820
Guam Housing Corporation,
SFMR (Guaranteed
Mortgage-Backed
Securities Program)
(Collateralized; FHLMC)	5.75	9/1/31	965,000	1,212,030
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.63	7/1/40	2,000,000	2,113,620
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	5.13	7/1/37	7,500,000	7,447,350
Puerto Rico Commonwealth,
Public Improvement GO	5.50	7/1/32	2,000,000	2,107,060
Puerto Rico Commonwealth,
Public Improvement GO	6.00	7/1/39	1,610,000	1,702,639
Puerto Rico Commonwealth,
Public Improvement GO	6.50	7/1/40	2,390,000	2,707,679
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/40	2,500,000	2,519,600
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/38	5,000,000	5,349,150
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	2,500,000	2,661,850
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	11,000,000	12,217,920
Total Long-Term Municipal Investments
(cost $763,286,528)				849,954,673

The Fund	23

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—.7%	Rate (%)	Date	Amount ($)		Value ($)
New York;
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.17	10/1/12	700,000	[g]	700,000
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.19	10/1/12	500,000	[g]	500,000
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.19	10/1/12	100,000	[g]	100,000
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.19	10/1/12	2,500,000	[g]	2,500,000
Total Short-Term Municipal Investments
(cost $3,800,000)					3,800,000

Total Investments (cost $767,086,528)			148.8%		853,754,673
Liabilities, Less Cash and Receivables			(11.5%)		(66,095,749)
Preferred Stock, at redemption value			(37.3%)		(213,750,000)

Net Assets Applicable to Common Shareholders			100.0%		573,908,924

a Collateral for floating rate borrowings.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At September 30, 2012, these securities were valued at $176,505,331 or 30.8% of net assets applicable to Common Shareholders.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
e Non-income producing security; interest payments in default.
f Inverse floater security—the interest rate is subject to change periodically. Rate shown is the interest rate in effect at
September 30, 2012.
g Variable rate demand note—rate shown is the interest rate in effect at September 30, 2012. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipt
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt	SWDR	Solid Waste Disposal Revenue
Adjustable Receipts
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund	25

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	11.3
AA		Aa		AA	31.2
A		A		A	26.6
BBB		Baa		BBB	20.1
BB		Ba		BB	3.2
B		B		B	2.8
F1		MIG1/P1		SP1/A1	.1
Not Rated[h]		Not Rated[h]		Not Rated[h]	4.7
					100.0

† Based on total investments.
h Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	767,086,528	853,754,673
Interest receivable		13,173,920
Prepaid expenses		45,680
		866,974,273
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		427,849
Cash overdraft due to Custodian		2,666,508
Payable for floating rate notes issued—Note 3		74,886,216
Payable for investment securities purchased		1,000,000
Interest and expense payable related to
floating rate notes issued—Note 3		180,802
Commissions payable—Note 1		28,637
Dividends payable to Preferred Shareholders		8,000
Accrued expenses		117,337
		79,315,349
Auction Preferred Stock, Series M,T,W,Th and F, par value $.001 per share (8,550 shares issued and outstanding at $25,000
per share liquidation preference)—Note 1		213,750,000
Net Assets applicable to Common Shareholders ($)		573,908,924
Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(61,677,040 shares issued and outstanding)		61,677
Paid-in capital		534,305,463
Accumulated undistributed investment income—net		8,181,431
Accumulated net realized gain (loss) on investments		(55,307,792)
Accumulated net unrealized appreciation
(depreciation) on investments		86,668,145
Net Assets applicable to Common Shareholders ($)		573,908,924
Shares Outstanding
(500 million shares authorized)		61,677,040
Net Asset Value, per share of Common Stock ($)		9.31

See notes to financial statements.

The Fund	27

STATEMENT OF OPERATIONS
Year Ended September 30, 2012

Investment Income ($):
Interest Income	42,094,759
Expenses:
Management fee—Note 2(a)	5,676,353
Interest and expense related to floating rate notes issued—Note 3	541,347
Commission fees—Note 1	359,520
Directors’ fees and expenses—Note 2(c)	96,156
Shareholders’ reports	91,314
Professional fees	77,413
Shareholder servicing costs—Note 2(b)	66,787
Custodian fees—Note 2(b)	56,194
Registration fees	46,079
Miscellaneous	69,895
Total Expenses	7,081,058
Less—reduction in expenses due to undertaking—Note 2(a)	(756,847)
Net Expenses	6,324,211
Investment Income—Net	35,770,548
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	5,151,322
Net realized gain (loss) on swap transactions	42,976
Net Realized Gain (Loss)	5,194,298
Net unrealized appreciation (depreciation) on investments	50,706,581
Net Realized and Unrealized Gain (Loss) on Investments	55,900,879
Dividends to Preferred Shareholders	(517,363)
Net Increase in Net Assets Resulting from Operations	91,154,064

See notes to financial statements.

STATEMENT OF CASH FLOWS
Year Ended September 30, 2012

Cash Flows from Operating Activities ($):
Interest received	43,841,427
Operating expenses paid	(5,846,335)
Dividends paid to Preferred Shareholders	(513,736)
Purchases of portfolio securities	(147,875,234)
Net sales of short-term portfolio securities	735,000
Proceeds from sales of portfolio securities	143,126,941
Net proceeds from swap transactions	42,976
		33,511,039
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(32,643,983)
Interest and expense related to
floating rate notes issued	(540,660)	(33,184,643)
Increase in cash		326,396
Cash overdraft at beginning of period		(2,992,904)
Cash overdraft at end of period		(2,666,508)
Reconciliation of Net Increase in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Applicable to Common
Shareholders Resulting From Operations		91,154,064
Adjustments to reconcile net increase in net assets applicable to
Common Shareholders resulting from operations to
net cash provided by operating activities ($):
Increase in investments in securities, at cost		(8,219,316)
Decrease in receivable for investment securities sold		506,101
Decrease in payable for investment securities purchased		(1,451,400)
Decrease in interest receivable		589,774
Decrease in commissions payable and accrued expenses		(44,178)
Increase in prepaid expenses		(8,037)
Decrease in Due to The Dreyfus Corporation and affiliates		(11,256)
Increase in dividends payable to Preferred Shareholders		3,627
Interest and expenses related to floating rate notes issued		541,347
Net unrealized appreciation on investments		(50,706,581)
Net amortization of premiums on investments		1,156,894
Net Cash Provided by Operating Activities		33,511,039
Supplemental disclosure of cash flow information ($):
Non-cash financing activities:
Reinvestment of dividends		3,502,182

See notes to financial statements.

The Fund	29

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2012	2011
Operations ($):
Investment income—net	35,770,548	36,731,618
Net realized gain (loss) on investments	5,194,298	(10,313,792)
Net unrealized appreciation
(depreciation) on investments	50,706,581	(4,208,833)
Dividends to Preferred Shareholders	(517,363)	(751,790)
Net Increase (Decrease) in Net Assets
Resulting from Operations	91,154,064	21,457,203
Dividends to Common Shareholders from ($):
Investment income—net	(36,146,165)	(35,988,735)
Capital Stock Transactions ($):
Dividends reinvested	3,502,182	1,323,153
Total Increase (Decrease) in Net Assets	58,510,081	(13,208,379)
Net Assets ($):
Beginning of Period	515,398,843	528,607,222
End of Period	573,908,924	515,398,843
Undistributed investment income—net	8,181,431	9,261,419
Capital Share Transactions (Shares):
Increase in Shares Outstanding as
a Result of Dividends Reinvested	398,049	167,099

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and, with respect to common stock, market price data for the fund’s common shares.

		Year Ended September 30,
	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	8.41	8.65	8.47	7.88	9.12
Investment Operations:
Investment income—net[a]	.58	.60	.62	.67	.68
Net realized and unrealized
gain (loss) on investments	.92	(.24)	.15	.48	(1.25)
Dividends to Preferred Shareholders
from investment income—net	(.01)	(.01)	(.02)	(.06)	(.17)
Total from Investment Operations	1.49	.35	.75	1.09	(.74)
Distributions to Common Shareholders:
Dividends from investment income—net	(.59)	(.59)	(.57)	(.50)	(.50)
Net asset value, end of period	9.31	8.41	8.65	8.47	7.88
Market value, end of period	10.02	8.50	9.02	7.91	6.75
Total Return (%)[b]	25.98	1.32	22.13	26.05	(18.00)

The Fund	31

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
	2012	2011	2010	2009	2008
Ratios/Supplemental Data (%):
Ratio of total expenses to average
net assets applicable to
Common Stock[c]	1.30	1.40	1.40	1.50	1.58
Ratio of net expenses to average
net assets applicable to
Common Stock[c]	1.16	1.26	1.24	1.34	1.42
Ratio of interest and expense related
to floating rate notes issued
to average net assets applicable
to Common Stock[c]	.10	.10	.05	—	.17
Ratio of net investment income
to average net assets applicable
to Common Stock[c]	6.59	7.51	7.43	9.09	7.79
Ratio of total expenses
to total average net assets	.94	.96	.92	.92	1.03
Ratio of net expenses
to total average net assets	.84	.86	.82	.82	.92
Ratio of interest and expense related
to floating rate notes issued
to total average net assets	.07	.07	.03	—	.11
Ratio of net investment income
to total average net assets	4.73	5.18	4.89	5.57	5.07
Portfolio Turnover Rate	19.16	17.81	24.41	28.72	48.60
Asset coverage of Preferred Stock,
end of period	368	341	324	281	268
Net Assets, net of Preferred Stock,
end of period ($ x 1,000)	573,909	515,399	528,607	514,786	478,586
Preferred Stock outstanding,
end of period ($ x 1,000)	213,750	213,750	235,750	285,000	285,000

a	Based on average common shares outstanding at each month end.
b	Calculated based on market value.
c	Does not reflect the effect of dividends to Preferred Shareholders.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Municipals, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company.The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol LEO.

The fund has outstanding 1,710 shares of Series M, Series T, Series W, Series TH and Series F for a total of 8,550 shares of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquida-tion).APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions.The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of the shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Robin A. Melvin and John E. Zuccotti as directors to be elected by the holders of APS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	853,754,673	—	853,754,673
Liabilities ($)
Floating Rate Notes†	—	(74,886,216)	—	(74,886,216)

†	Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At September 30, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders of Common Stock (“Common Shareholders(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, Computershare Shareowner Services LLC (“Computershare”), the fund’s transfer agent, will buy fund shares in the open market.

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

On September 27, 2012, the Board declared a cash dividend of $.049 per share from investment income-net, payable on October 31, 2012 to Common Shareholders of record as of the close of business on October 12, 2012.

(d) Dividends to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of September 30, 2012, for each Series of APS were as follows: Series M-0.274%, Series T-0.274%, Series W-0.274%, Series TH-0.274% and Series F-0.274%.These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received. The average dividend rates for the period ended September 30, 2012 for each Series of APS were as follows: Series M-0.24%, Series T-0.24%, Series W-0.24%, Series TH-0.24% and Series F-0.24%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2012, the components of accumulated earnings on a tax basis were as follows: tax-exempt income $9,128,311, accumulated capital losses $55,684,767 and unrealized appreciation $87,045,120.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2012. If not applied, $264,789 of the carryover expires in fiscal year 2016, $9,875,465 expires in fiscal year 2017, $32,540,019 expires in fiscal year 2018 and $6,369,224 expires in fiscal year 2019.The fund has $2,783,034 of post-enactment short-term capital losses and $3,852,236 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2012 and September 30, 2011 were as follows: tax-exempt income $36,538,290 and $36,656,908 and ordinary income $125,238 and $83,617, respectively.

During the period ended September 30, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and capital loss carryover expiration, the fund decreased accumulated undistributed investment income-net by $187,008, increased accumulated net realized gain (loss) on investments by $27,300,498 and decreased paid-in capital by $27,113,490. Net assets and net asset value per share were not affected by this reclassification.

(f) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition,ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS, and is payable monthly.The Agreement provides for an expense reimbursement from the Manager should the fund’s aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 1 1 / 2 % of the next $20 million and 1% of the excess over $30 million of the average weekly value of the fund’s net assets.The Manager has currently undertaken for the period from October 1, 2011 through May 31, 2013, to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding).The reduction in expenses, pursuant to the undertaking, amounted to $756,847 during the period ended September 30, 2012.

(b) For the period from October 1, 2011 to December 31, 2011, the fund compensated BNY Mellon Shareowner Services LLC, an affiliate of the Manager, under a transfer agency agreement for performing transfer agency services for the fund. During the period ended December 31, 2011, the fund was charged $32,477 pursuant to the transfer agency agreement with BNY Mellon Shareowner Services LLC, which is included in Shareholder servicing costs in the Statement of Operations. Effective January 1, 2012, Computershare acquired BNY Mellon Shareowner Services LLC and is performing the transfer agency services for the fund. Computershare is not affiliated with the Manager.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services to the fund. During the period ended September 30, 2012, the fund was charged $56,194 pursuant to the custody agreement.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, as an expense offset in the Statement of Operations.

During the period ended September 30, 2012, the fund was charged $8,384 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $471,568, custodian fees $18,400 and chief compliance officer fees $1,991 which are offset against an expense reimbursement currently in effect in the amount of $64,110.

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions and Swap Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and swap transactions, during the period ended September 30, 2012, amounted to $146,423,834 and $142,620,840, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals.A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The average amount of borrowings outstanding under the inverse floater structure during the period ended September 30, 2012 was approximately $74,886,200, with a related weighted average annualized interest rate of .72%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended September 30, 2012 is discussed below.

Swap Transactions:The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Interest rate swaps are valued daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.When a swap

The Fund	43

NOTES TO FINANCIAL STATEMENTS (continued)

contract is terminated early, the fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows. For financial reporting purposes, forward rate agreements are classified as interest rate swaps.At September 30, 2012, there were no interest rate swap agreements outstanding.

At September 30, 2012, the cost of investments for federal income tax purposes was $691,823,337; accordingly, accumulated net unrealized appreciation on investments was $87,045,120, consisting of $90,289,018 gross unrealized appreciation and $3,243,898 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Strategic Municipals, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipals, Inc., including the statement of investments, as of September 30, 2012, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipals, Inc. at September 30, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 27, 2012

The Fund	45

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a holder of Common Stock who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Computershare Trust Company, N.A., as Plan administrator (the “Administrator”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Administrator, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Shareholder who has fund shares registered in his or her name may elect to withdraw from the Plan at any time for a $2.50 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York Mellon, c/o Shareowner Services, P.O. Box 35803, Pittsburgh, PA 15252-8035, should include the shareholder’s name and address as they appear on the Administrator’s records and will be effective only if received more than fifteen days prior to the record date for any distribution.

A Plan participant who has fund shares in his name has the option of making additional cash payments to the Administrator, semi-annually, in any amount from $1,000 to $10,000, for investment in the fund’s shares in the open market on or about January 15 and July 15.Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Administrator, and interest will not be paid on any uninvested cash payments.A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Administrator not less than 48 hours before the payment is to be invested.A Common Shareholder who owns fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.

The Administrator maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Administrator in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan.

The fund pays the Administrator’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Administrator’s open market purchases and purchases from voluntary cash payments, and a $1.25 fee for each purchase made from a voluntary cash payment.

The fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Administrator on at least 90 days’ written notice to Plan participants.

The Fund	47

ADDITIONAL INFORMATION (Unaudited) (continued)

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out more or less than the entire amount of net investment income earned in any particular month and may at times in any month pay out any accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock.These objectives cannot be achieved in all interest rate environments. To leverage, the fund has issued Preferred Stock and employs the use of tax-exempt tender option bonds, which pay dividends or interest, respectively, at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order for either of these forms of leverage to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change along with other factors that may have an effect on preferred dividends or tender option bonds, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

For the period ended September 30, 2012, there were: (i) no material changes in the fund’s investment objectives or policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, (iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no change in the persons primarily responsible for the day-to-day management of the fund’s portfolio.

The Fund	49

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended September 30, 2012 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $125,238 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2012 calendar year on Form 1099-DIV, which will be mailed in early 2013.

PROXY RESULTS (Unaudited)

Common Shareholders and holders of Auction Preferred Stock (“APS”) voted together as a single class (except as noted below) on the following proposal presented at the annual shareholders’ meeting held on June 8, 2012.

		Shares
	For		Authority Withheld
To elect three Class III Directors:†
Hans C. Mautner	53,681,194		1,568,303
Burton N. Wallack	53,681,168		1,568,329
John E. Zuccotti††	5,828		360

†	The terms of these Class III Directors expire in 2015.
††	Elected solely by APS holders, Common Shareholders not entitled to vote.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (1995)
Current term expires in 2013
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157

———————
William Hodding Carter III (77)
Board Member (1988)
Current term expires in 2013
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
• President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-2006)
No. of Portfolios for which Board Member Serves: 27

———————
Gordon J. Davis (71)
Board Member (2007)
Current term expires in 2014
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable, LLP
• Partner in the law firm of Dewey & LeBoeuf, LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 50

The Fund	51

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Joni Evans (70)
Board Member (2007)
Current term expires in 2013
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
• Senior Vice President of the William Morris Agency (1994-2006)
No. of Portfolios for which Board Member Serves: 27
———————
Ehud Houminer (72)
Board Member (1994)
Current term expires in 2014
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
No. of Portfolios for which Board Member Serves: 73
———————
Richard C. Leone (72)
Board Member (1989)
Current term expires in 2013
Principal Occupation During Past 5Years:
• Senior Fellow and former President of The Century Foundation (formerly,The Twentieth
Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Public Company Board Memberships During Past 5Years:
• Partnership for a Secure America, Director
No. of Portfolios for which Board Member Serves: 27
———————
Hans C. Mautner (74)
Board Member (1989)
Current term expires in 2015
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-2010)
No. of Portfolios for which Board Member Serves: 27

Robin A. Melvin (49)
Board Member (1995)
Current term expires in 2014
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
(1995-2012)
No. of Portfolios for which Board Member Serves: 83
——————
Burton N.Wallack (61)
Board Member (2007)
Current term expires in 2015
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 27
——————
John E. Zuccotti (75)
Board Member (1989)
Current term expires in 2015
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Emeritus Chairman of the Real Estate Board of New York
Other Public Company Board Memberships During Past 5Years:
• Emigrant Savings Bank, Director (2004-present)
• Doris Duke Charitable Foundation,Trustee (2006-present)
• New York Private Bank & Trust, Director
No. of Portfolios for which Board Member Serves: 27
——————
The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York,
NewYork 10166.
David W. Burke, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

The Fund	53

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The Fund	55

NOTES

OFFICERS AND DIRECTORS
Dreyfus Strategic Municipals, Inc.

200 Park Avenue
New York, NY 10166

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund	57

For More Information

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,312 in 2011 and $32,015 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $46,082 in 2011 and $32,442 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events, (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies and (v) agreed upon procedures in evaluating compliance by the Fund with provisions of the Fund’s articles supplementary, creating the series of auction rate preferred stock.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,731 in 2011 and $3,267 in 2012. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $217 in 2011 and $0 in 2012. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2011 and $200,000 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $16,565,389 in 2011 and $43,887,310 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) (58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, David W. Burke, Hodding Carter III, Joni Evans, Ehud Houminer, Richard C. Leone, Hans C. Mautner, Robin A. Melvin, Burton N. Wallack and John E. Zuccotti of applicable.

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The following information is as of November 29, 2012, the date of the filing of this report:

          Steven Harvey and Daniel A. Barton manage the Registrant.

(a) (2)  The following information is as of the Registrant’s most recently completed fiscal year, except where otherwise noted:

Portfolio Managers. The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board members.  The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities.  The Fund's portfolio managers are Steven Harvey and Dan Barton.  The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

Portfolio Manager Compensation.  The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).  Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall company profitability.  Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group.  All investment professionals are eligible to receive incentive awards.  Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Standish products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods.  Also considered in determining individual awards are team participation and general contributions to Standish.  Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

Additional Information About Portfolio Managers.  The following table lists the number and types of other accounts advised by the Fund’s primary portfolio manager and assets under management in those accounts as of the end of the Fund's fiscal year:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Steven Harvey	7	$3,252.1 million	5	$1,247.5 million	425	$5,991.6 million
Daniel A. Barton	6	$2,877.6 million	0	$0	0	$0

None of the funds or accounts are subject to a performance-based advisory fee.

            The dollar range of Fund shares beneficially owned by the primary portfolio manager is as follows as of the end of the Fund’s fiscal year:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Steven Harvey	Dreyfus Strategic Municipals, Inc.	None
Daniel A. Barton	Dreyfus Strategic Municipals, Inc.	None

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

Potential conflicts of interest may arise because of Dreyfus’ management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus.   Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

            Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting Dreyfus’ fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics.  Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS STRATEGIC MUNICIPALS, INC.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 20, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	November 20, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)